Exhibit 99.1 Corporate Presentation December 2025 1 | ©2025 WEREWOLF THERAPEUTICS ©2025 WEREWOLF THERAPEUTICS

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Werewolf Therapeutics, Inc.'s (the "Company") strategy, future operations, prospects, plans, objectives of management; the projection of cash runway; the expected timeline for the preclinical and clinical development of product candidates and the availability of data from such preclinical and clinical development; the potential activity and efficacy of product candidates in future preclinical studies and clinical trials; the anticipated safety profile of product candidates; the timing of anticipated regulatory engagement; and the timing and outcome of planned meetings with regulatory authorities, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words "aim," "anticipate," "approach," "believe," "contemplate," "continue," "could," "design," "designed to," "engineered," "estimate," "expect," "goal," "intend," "may," "might," "objective," "ongoing," "opportunity," "plan," "potential," "predict," "project," "promise," "should," "target," "will," or "would," or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company's ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether preliminary or interim data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company's ability to manage cash resources and obtain additional cash resources to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the "Risk Factors" section of the Company's most recent Form 10-Q filed with the Securities and Exchange Commission ("SEC") and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

WEREWOLF®, the WEREWOLF logo, PREDATOR®, INDUKINE™, INDUCER™ and other Werewolf trademarks, service marks, graphics and logos are trade names, trademarks or registered trademarks of Werewolf Therapeutics, Inc., in the United States or other countries. All rights reserved.

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Clinically Validated Technology to Solve the Limitations of Potent Cancer Immunotherapies

Werewolf Therapeutics

Building a Novel Class of Tumor-activated Immunotherapies for Patients with Cancer

PREDATOR® platform leverages differentiated masking and linker technology to create two classes of novel, conditionally activated biologics **– INDUKINE™ (inducible cytokine) and INDUCER™ (inducible T cell engager) molecules**

INDUKINE molecules

- **WTX-124 (IL-2):** Potential **best-in-class efficacy and tolerability profile** observed in current Phase 1/1b clinical trial as a monotherapy and in combination with ICI in outpatient setting, including **monotherapy 30% ORR in a defined subset of melanoma patients** based on preliminary data
  - ➢ **Next milestone**: Final Phase 1/1b data anticipated in 1H26; seeking strategic partner for further development
- **WTX-330 (IL-12):** Potential **first-in-class** IL-12 therapy demonstrated **monotherapy anti-tumor activity and improved therapeutic index** in FIH study; improved tolerability and monotherapy efficacy further supported by interim data from ongoing Phase 1b/2 clinical trial
  - ➢ **Next milestone**: Phase 1b/2 update anticipated in 1H26; seeking strategic partner for further development

INDUCER T cell engager molecules

- **Cutting-edge** T cell engager platform leveraging **clinically validated** PREDATOR technology that has demonstrated complete silencing and efficient tumor activation to address therapeutic index limitations of conventional T cell engagers
- **WTX-1011 (STEAP1):** Potential **best-in-class molecule** targeting STEAP1, a clinically validated prostate cancer antigen, designed to enhance tumor exposure and antitumor activity with an improved safety profile
- **WTX-2022 (CDH6)**: Potential **first-in-class molecule** targeting CDH6, a clinically validated target in ovarian cancer; designed for optimized tumor-specific activation and reduced off-tumor toxicity
- **Next milestones**: INDs for WTX-1011 and WTX-2022 anticipated in mid-2027

Abbreviations: ICI-immune checkpoint inhibitor; ORR-overall response rate; FIH-first in human; IND-investigational new drug application

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©2025 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine and T Cell Engager Therapies The Challenge: Our Solution: Off-Tumor Toxicity Limits Conditionally Activated Therapeutic Index Immunotherapy Suboptimal Pharmaceutical Properties With Optimized Therapeutic Index Tumor Activated Therapy Masked Therapy (inactive) Activated Therapy Activated immune cells Toxicity with Poor Clinical Outcomes Targeted Delivery to the On-Target Immune Tumor Microenvironment Activation 4 | ©2025 WEREWOLF THERAPEUTICS

Targeted Antitumor Immunity Next-Generation Conditionally Activated Biologics INDUKINE and INDUCER molecules are designed with differentiated masking and protease linker technology INDUKINE Molecules INDUCER Molecules Inducible cytokines Inducible T cell engagers Proprietary Masking Technology Proprietary Linker Werewolf’s innovative PREDATOR Platform offers potential for pipeline expansion and partnering opportunities with clinically proven technology 5 | ©2025 WEREWOLF THERAPEUTICS Half-Life Extension

PREDATOR Masking and Linker Technology Validated by Clinical Data Optimized therapeutic index observed in patients On-target immune activation in tumors After 2 doses of WTX-124 Pretreatment DAPI CD8 GrzB Increased CD8 T cell infiltration/activation in the tumor of a 65- year-old woman with cutaneous melanoma WTX-124 preliminary clinical trial data at 18 mg as of October 20, 2025. 1 Highly favorable tolerability profile Durable clinical responses (including CRs) Incidence of VLS Grade 3/4 hypotension Pretreatment After 12w of WTX-124 50% 50% Complete response in an ICI-refractory 25% 25% CSCC patient, now off all anticancer therapy >1.5 years 0% 0% 0% 0% 2 3 4 3 HD IL-2 WTX-124 HD IL-2 WTX-124 1 3 Data presented is not from head-to-head study Preliminary clinical trial data as of October 20, 2025 2 4 Jeong et al., J Clin Med, 2019 – incidence of VLS by Atkins et al., J Clin Oncol, 1999 meta-analysis Abbreviations: CR-complete response; ICI-immune checkpoint inhibitor; 6 | ©2025 WEREWOLF THERAPEUTICS CSCC-cutaneous squamous cell carcinoma; VLS-vascular leak syndrome

Clinical Stage Company Building a Pipeline of Conditionally Activated Biologics

MODALITY	PROGRAM	TARGET	INDICATIONS	DISCOVERY	IND-ENABLING	PHASE 1	PHASE 1b
INDUKINE (Cytokine) Molecules	WTX-124	IL-2	Advanced/Metastatic Cancers				
	WTX-330	IL-12	Advanced/Metastatic Cancers				
	JZP898	IFNα	Cancer	Globally licensed to Jazz Pharmaceuticals			
	WTX-712*	IL-21	Cancer				
	WTX-518*	IL-18	Cancer				
	WTX-921*	IL-10	Inflammatory Diseases including IBD				
INDUCER (T cell engager) Molecules	WTX-1011	STEAP1	STEAP1+ Cancers				
	WTX-2022	CDH6	CDH6+ Cancers				
	Undisclosed	Multiple	Cancer				

Abbreviations: IND-investigational new drug application; IBD-irritable bowel disease
* Will advance pending partnership.

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©2025 WEREWOLF THERAPEUTICS

WTX-124 IL-2 INDUKINE Molecule 8 8 | | © ©2025 WER 2025 WERE EWOLF WOLF THER THERA AP PEUTICS EUTICS

WTX-124: Potential Best-in-Class Molecule Serves as Foundational IL-2 Therapy



WTX-124, an IL-2 INDUKINE Molecule

- Systemically administered
- Fully potent, alpha-binding IL-2
- Selectively activated in the tumor microenvironment via proprietary linker technology
- Designed to deliver a tolerable, full potency IL-2 mechanism as monotherapy or in combination

Clinical Proof of Concept Established

- Safely administered in **outpatient setting** with no patient restrictions (no VLS or DLT) as a monotherapy or in combination with SOC
- Objective, **durable** responses observed as a **monotherapy** in melanoma, CSCC and GEJ, and in **combination** with CPI in melanoma, NSCLC and RCC
- Observed monotherapy activity in heavily pretreated melanoma patients **(> 20% ORR**) consistent with historical high-dose IL-2 activity in 1L setting

Potential Registration-Enabling Path

- **FDA Fast Track** designation granted for WTX-124 monotherapy in **advanced cutaneous melanoma**
- **Positive FDA EOP1 meeting** provided guidance for registration path in melanoma – **18 mg accepted** as recommended dose
- **Phase 1/1b expansion data** update expected in 1H26; **seeking strategic partner** for further development

Abbreviations: VLS-vascular leak syndrome; DLT-dose-limiting toxicity; SOC-standard of care; CSCC-cutaneous squamous cell carcinoma; GEJ-gastro-esophageal junction; CPI-checkpoint inhibitor; RCC-renal cell cancer; NSCLC-non-small cell lung cancer; ORR-overall response rate; FDA-Food and Drug Administration; EOP1-end of phase 1

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124: Safely Administered in Outpatient Setting Without Restriction

Safety profile supports combinability of WTX-124 with ICI or other SOC in earlier lines of therapy

Key safety findings at active dose levels (12, 18mg):

- No evidence of vascular leak syndrome (of any grade) or recurrence of prior immune-related adverse events
- Grade 3 and 4 related TEAEs seen in 25.5% (27/106) and 1.9% (2/106) of patients, respectively, and were all manageable and reversible
- Most frequent related TEAEs included arthralgias, fatigue, pruritis, pyrexia
- No excess toxicity or new safety signals seen when WTX-124 was combined with pembrolizumab



Treatment-Emergent Adverse Events (TEAEs) in > 10% of patients
AE preferred term (PT)
Arthralgia
Fatigue
Pruritus
Pyrexia
Rash maculo-papular
Myalgia
Chills
Eosinophilia
Oedema peripheral
Rash
Hypotension
Diarrhoea
Nausea
Decreased appetite
Influenza like illness
Cytokine release syndrome
Dehydration
Stomatitis
Vomiting
Pain in extremity
Dry skin
Rash erythematous
Combination
(12 and 18 mg
IV Q2W)
n=47
Monotherapy
(12 and 18 mg
IV Q2W)
n=59
60 50 40 30 20 10 0 10 20 30 40 50 60
% of patients
Grade
3
2
1

Abbreviations: ICI-immune checkpoint inhibitor; SOC-standard of care; AE-adverse event ; IV-intravenous; Q2W-every two weeks
Notes: Preliminary clinical data as of October 20, 2025. Each related TEAE is counted once per patient based on the highest grade.

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©2025 WEREWOLF THERAPEUTICS

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WTX-124: Regression of SOC Refractory Solid Tumors Observed in One-Third of Patients


Best Percent Change from Baseline
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
Subjects
Combo
Mono
Dose (mg)
18
12
Data labels indicate best overall response per RECIST 1.1, tumor type

Abbreviations: SOC–standard of care; IO–immuno-oncology (immunotherapy); PD–progressive disease; SD–stable disease; PR–partial response; CR–complete response; MEL–melanoma; BCC–basal cell carcinoma; UV–uveal melanoma; URO–urothelial cancer; MUC–mucosal melanoma; MSI-H–microsatellite instability high (small bowel adenocarcinoma); NSCLC–non-small cell lung cancer; CHOL- cholangiocarcinoma; H&N–head and neck cancer (paranasal sinus adenocarcinoma); RCC–renal cell cancer; HCC–hepatocellular carcinoma; GEJ–gastroesophageal junction tumor; CSCC–cutaneous squamous cell carcinoma

Note: Preliminary clinical data as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS

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WTX-124: Complete Regression of IO-Resistant Melanoma Metastases Observed Resolution of metastatic deposits observed at challenging sites of disease including in the liver Data labels indicate best overall response per RECIST 1.1, tumor type Abbreviations: IO-immunotherapy; PD-progressive disease; SD-stable disease; PR-partial response; CR-complete response Note: Preliminary clinical data as of October 30, 2025. 12 | ©2025 WEREWOLF THERAPEUTICS

WTX-124: Objective Responses Observed in Cutaneous Melanoma Monotherapy Combination Escalation Expansion All Escalation Expansion All Eﬃcacy evaluable 6 14 20 5 6 11 Efficacy evaluable 4 10 14 5 2 7 (not IO primary resistant) # PR/CR 1 3 4 2 0 2 2 2 4 0 3 3 SD PD 3 9 12 3 3 6 * ** ORR /ORR17%/25% 21%/30% 20%/28.6%40%/40%0% 18%/28.6% 112 97.3 393.5 393.5 DOR, 53 n/a mean days (STD) (48.9) (49.6) (78.5) (78.5) # Unconfirmed, PD on confirmatory scan *PR/CR divided by number of efficacy evaluable patients treated with active doses of WTX-124 (12 or 18 mg) **PR/CR divided by number of efficacy evaluable patients who were not primary IO resistant, defined as no response to any prior IO regimen Abbreviations: PR-partial response; CR-complete response; SD-stable disease; PD-progressive disease ORR-overall response rate; DOR-duration of response; IO-immunotherapy; 13 | STD-standard deviation ©2025 WEREWOLF THERAPEUTICS Note: Preliminary clinical data as of October 30, 2025.

WTX-124: Durable Objective Responses Seen in Treatment-Refractory Melanoma Patients


WTX-124
Subject
Tumor Type
Tx
12 mg 112-006 Melanoma Combo
12 mg 104-006 Melanoma Combo
18 mg 102-025 Melanoma Mono
18 mg 102-037 Melanoma Mono
18 mg 111-007 Melanoma Mono
18 mg 102-043 Melanoma Mono
18 mg 111-012 Melanoma Mono
18 mg 117-001 Melanoma Combo
18 mg 113-001 Melanoma Combo
18 mg 113-002 Melanoma Combo
18 mg 117-016 Melanoma Combo
18 mg 111-004 Melanoma Mono
18 mg 102-035 Melanoma Mono
18 mg 120-001 Melanoma Combo
18 mg 102-028 Melanoma Mono
18 mg 111-009 Melanoma Mono
18 mg 106-023 Melanoma Combo
12 mg 107-002 Melanoma Mono
18 mg 102-040 Melanoma Mono
18 mg 102-036 Melanoma Mono
18 mg 102-044 Melanoma Combo
12 mg 102-011 Melanoma Mono
18 mg 102-046 Melanoma Mono
12 mg 111-001 Melanoma Mono
18 mg 102-030 Melanoma Combo
12 mg 112-007 Melanoma Mono
18 mg 112-013 Melanoma Mono
18 mg 102-039 Melanoma Mono
18 mg 112-014 Melanoma Mono
18 mg 102-029 Melanoma Combo
18 mg 102-024 Melanoma Combo
18 mg 102-014 Melanoma Mono
18 mg 117-010 Melanoma Combo
Complete Response
Partial Response
Stable Disease
Progressive Disease
WTX-124 Dosing
Ongoing
Death
0 8 16 24 32 40 48 56 64 72 80
Weeks on Study

- Discontinued WTX-124 therapy in the setting of a complete response
- Patient discontinued WTX-124 with an ongoing partial response due to a carpal tunnel-like adverse event. Required no additional anticancer therapy for 7 months
- Discontinued WTX-124 due to a single progressing target lesion. Subsequently received radiation therapy with curative intent

Note: Preliminary clinical data as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124: Tumor Regression and Prolonged Disease Control Observed in RCC



Combo
Mono
Dose (mg)
18
Best Percent Change from Baseline
Subjects



Partial Response
Stable Disease
Progressive Disease
WTX-124 Dosing
Ongoing
Death
Weeks on study

- RCC expansion arms fully enrolled (n=40); updated data will be available in 1H26
- Heavily pretreated patient population; most received 3-4 prior lines, including VEGF inhibitors, or are primary IO resistant
- Analyzing data to understand drivers of response
- Results support further consideration of WTX-124 in an earlier line of therapy

Abbreviations: RCC-renal cell carcinoma; PD-progressive disease; SD-stable disease; PR-partial response; VEGF-Vascular Endothelial Growth Factor
Note: Preliminary clinical data as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

WTX-124: Encouraging Antitumor Activity Observed in Additional Solid Tumor Indications

Development opportunities to be informed by additional data from ongoing Ph1/1b study (final data expected in 1H26)



Combo
Mono
Dose (mg)
18
12
Best Percent Change from Baseline
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD NSCLC
PD BCC
PD MEL-UVEAL
PD CSCC
PD URO
PD MEL-MUC
PD MSI-H
PD NSCLC
PD NSCLC
PD NSCLC
SD NSCLC
SD NSCLC
PD CHOL
SD H&N
SD NSCLC
PD NSCLC
SD NSCLC
SD HCC
SD NSCLC
SD NSCLC
SD NSCLC
SD CSCC
PD MEL-MUC
PR GEJ
PR NSCLC
CR CSCC
Data labels indicate best overall response per RECIST 1.1, tumor type
Subjects

- WTX-124 therapy demonstrated tumor regression in multiple solid tumor indications including CSCC, NSCLC and GEJ cancer
- Data suggest multiple development opportunities in addition to melanoma
- Complete Phase 1/1b data expected in 1H26

Abbreviations: PD–progressive disease; SD–stable disease; PR–partial response; CR–complete response; MEL–melanoma; BCC–basal cell carcinoma; UV–uveal melanoma; URO–urothelial cancer; MUC–mucosal melanoma; MSI-H–microsatellite instability high (small bowel adenocarcinoma); NSCLC–non-small cell lung cancer; CHOL- cholangiocarcinoma; H&N–head and neck cancer (paranasal sinus adenocarcinoma); HCC–hepatocellular carcinoma; GEJ–gastroesophageal junction tumor; CSCC–cutaneous squamous cell carcinoma

Note: Preliminary clinical data as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Confirmed PR in NSCLC patient treated with WTX-124/pembrolizumab

67-year-old woman with PD-L1+ NSCLC s/p three prior lines of systemic therapy:

1. Carboplatin/pemetrexed/bevacizumab
2. Docetaxel/selinexor
3. Atezolizumab (BOR SD)

At study entry, patient had metastases to the adrenal gland, bone and multiple lymph nodes

Timeline of response to WTX-124/pembrolizumab:

- **8 weeks: 50.4% ↓ in TLs (unconfirmed PR)**
- **16 weeks: 65.6% ↓ in TLs (confirmed PR)**
- **24 weeks: 65.6% ↓ in TLs (ongoing PR)**

Patient soon to start Cycle 5 of combination therapy

Related AEs include rash, arthralgia and myalgia (all manageable in outpatient setting)

Baseline CT | 16-week restaging CT



Top: CT images showed marked regression of a large paraaortic lymph node target lesion

Right: Baseline biomarkers were notable for high PD-L1 (IHC) and a T-cell-inflamed TME (multiplexed IF)


PD-L1


DAPI
CD8
GrzB
100µm

Abbreviations: PR-partial response; NSCLC-non-small cell lung cancer; s/p-status post; TL-target lesion; BOR-best overall response; SD-stable disease; AE-adverse event; IHC-immunohistochemistry; IF-immunofluorescence; TME-tumor microenvironment; CT-computed tomography

Note: Preliminary clinical data as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS

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Complete response ongoing at 24 months in a patient with ICI-refractory cutaneous SCC

72-year-old man with metastatic cutaneous SCC who progressed on RT/cetuximab and had no response to four doses (12 weeks) of cemiplimab (Libtayo®; anti-PD-1) – *panel a*

Initiated treatment with **12 mg WTX-124 IV Q2W** three months after discontinuing cemiplimab

Baseline CT showed a 2.6 cm premaxillary target lesion (T) and a non-target lesion (NT) extending into the pterygopalatine fossa – *panel b*

WTX-124 TREATMENT RESPONSE

- **3 weeks**: On-treatment biopsy of target lesion showed no tumor
- **8 weeks**: restaging CT showed a partial response (PR) with a 62% decrease of target lesion, no increase of non-target lesion – *panel c*
- **12 weeks**: confirmatory PET-CT showed a complete metabolic response of target/non-target lesions, consistent with a CR – *panel d*

Patient tolerated therapy well with only Grade 2 arthralgias, Grade 2 rash

WTX-124 treatment stopped at 21 weeks in setting of confirmed CR
Response ongoing at >1.5 year off drug with no additional therapy

June 2023: PET-CT at time of progression on cemiplimab

September 2023: Baseline CT performed at study entry


T
NT
a
b

November 1, 2023: First restaging CT at 8 weeks

November 30, 2023: Confirmatory PET-CT at 12 weeks


c
d

Abbreviations: SCC-squamous cell carcinoma; CT-computed tomography scan; IV-intravenous; Q2W-every two weeks; PET-positron emission tomography; ICI-immune checkpoint inhibitor; CR-complete response

18 | Note: Preliminary clinical data as of October 30, 2025.

©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-124: Next Generation IL-2 Molecule Has Validated PREDATOR Platform

Key Takeaways

- ✓ WTX-124 has successfully met internally established tolerability and efficacy benchmarks
- ✓ Monotherapy WTX-124 has demonstrated activity in relapsed/refractory cutaneous melanoma comparable to high dose IL-2 but with a favorable tolerability profile
- ✓ Fast Track designation validated early WTX-124 melanoma monotherapy data
- ✓ Positive End of Phase 1 meeting with the U.S. Food and Drug Administration provided guidance on dose and design of randomized controlled trial
- ✓ Full enrollment and Phase 1/1b data update expected in 1H26; seeking strategic partner for further development

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-330 IL-12 INDUKINE Molecule 20 20 | | © ©2025 WER 2025 WERE EWOLF WOLF THER THERA AP PEUTICS EUTICS

WTX-330: Potential First-in-Class Molecule to Address Immunotherapy Resistant Cancers



WTX-330, an IL-12 INDUKINE Molecule

- Systemically administered
- Validated masking and linker technology
- Fully potent, non-half-life extended IL-12 released in tumor microenvironment
- Designed to deliver a tolerable, full potency IL-12 mechanism as monotherapy or in combination to stimulate antitumor activity in poorly immunogenic cancer indications

Key Clinical Data

- **First systemically administered IL-12** therapy demonstrating **monotherapy activity and tolerability** upon administration in the outpatient setting in FIH study
- Second INDUKINE molecule to **clinically validate Predator platform** and demonstrate POC through improved therapeutic index
- Twelve patients treated to date in **Phase 1b/2 trial** with **highly favorable tolerability** profile and **additional evidence of antitumor activity**, building upon data from FIH study

Next Steps

- Preclinical proof of concept established for unique sequential **combination administration of WTX-330 and WTX-124**, which may provide a novel development path in poorly immunogenic tumors
- **Final data from Part A of Phase 1b/2** clinical trial expected 1H26; **seeking strategic partner** for further development

Abbreviations: FIH-first in human; POC-proof of concept

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-330: Phase 1b/2 Dose- and Regimen-Optimization Study WTX-330x2102

Part A: Dose and Regimen Finding (ongoing)

WTX-330 IV Q2W 28-day cycle

FIXED DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

STEP-UP DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

Part B: Expansion (potential)

Population: Relapsed/refractory metastatic GI malignancies including microsatellite stable (MSS) colorectal cancer, GEJ, gastric, gallbladder

Arm A (n~20): Monotherapy WTX-330

Arm B (n~20): Monotherapy WTX-330 followed by monotherapy WTX-124

Trial Details

Part A to drive choice of optimal dose and regimen

Seeking strategic partner to initiate Part B to explore WTX-330/124 combination in selected indications, including relapsed/refractory GI malignancies

Goals for selection of a specific regimen include:

- Maximize WTX-330 exposure delivered to patients
- Reduce frequency of related toxicities and peripheral IFNγ levels
- Enhance IL-12 pharmacodynamic activity observed in on-treatment tumor biopsies
- Maximize antitumor activity

Abbreviations: FIH-first in human; IV-intravenous; Q2W-once every two weeks; r/r-relapsed/refractory; ICI-immune checkpoint inhibitor; GI-gastrointestinal; GEJ-gastroesophagael junction; IFNγ – interferon gamma

Note: Study ongoing – 12 patients dosed in 3 cohorts, 0.016 mg/kg fixed dose, 0.024 mg/kg fixed dose, 0.016/0.024 step-up dose, as of October 30, 2025.

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

WTX-330: Dramatic Improvement in Safety Profile Due to Optimized Manufacturing Process x2101 trial (Process 1) x2102 trial (Process 2) N=20 pts N=12 pts 0.016, 0.024 mg/kg 0.016, 0.024, 0.016→0.024 mg/kg Each adverse event is counted once per patient based on the highest grade Abbreviation: AE-adverse event 23 | ©2025 WEREWOLF THERAPEUTICS Note: Preliminary clinical data as of October 31, 2025, in ongoing clinical trial.

WTX-330: 17-Fold Greater IL-12 Compared to Recombinant Human IL-12 Therapy at its MTD

PK data account for the improved therapeutic index of WTX-330 compared to rhIL-12

Preliminary PK findings:

- WTX-330 dosed at 0.024 mg/kg IV Q2W has a ~17-fold higher Cmax than rhIL-12 at its MTD (500 ng/kg; Atkins MB et al. 1997)
- Peak free IL-12 exposure after 0.024 mg/kg WTX-330 is ~40-fold lower than rhIL-12 at its MTD
- Across all dose levels, free IL-12 levels are very low (0.12%* of prodrug exposure)
- PK exposure generally preserved upon repeat dosing

First-dose PK profiles for WTX-330 and free IL-12 compared to rhIL-12 Cmax at its MTD (mean ± SEM)



WTX-330 Cmax (0.024 mg/kg)
~17-fold
rhIL-12 Cmax (MTD)
~40-fold
Free IL-12 Cmax (0.024 mg/kg)
Concentration (nM)
10
1
0.1
0.01
0.001
1e-04
0
2
4
6
8
10
12
14
Time (days)
Free IL-12
WTX-330 prodrug
Dose
0.016
0.016→0.024
0.024

*Mean Cmax ratio (free IL-12/WTX-330 prodrug) in Cycle 1 expressed as percentage.
Abbreviations: PK-pharmacokinetic, IV-intravenous, MTD-Maximum tolerated dose; Q2W-once every two weeks
Note: Preliminary clinical data as of October 31, 2025.

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©2025 WEREWOLF THERAPEUTICS

WTX-330: Preliminary Efficacy Data from Phase 1b/2 Initial Cohorts Showed Further Evidence of Antitumor Activity in Challenging Tumor Types Abbreviations: PDAC-pancreatic ductal adenocarcinoma; STS-soft tissue sarcoma; CRC-colorectal cancer; MEL-melanoma; GC-gastric cancer; NSCLC-non-small cell lung cancer; GBC-gallbladder cancer Note: Preliminary clinical data as of December 2, 2025, in ongoing clinical trial. 25 | ©2025 WEREWOLF THERAPEUTICS

Objective response in a patient with refractory gallbladder cancer

57-year-old woman with MSS, TMB-low gallbladder cancer whose BOR was PD to each of two prior lines of SOC therapy:

1. Cisplatin/gemcitabine/durvalumab
2. 5-fluorouracil/leucovorin/oxaliplatin (FOLFOX)

At study entry, the patient had metastases to the liver as well as hilar and retroperitoneal lymph nodes

Treated with step-up regimen (0.016→0.024 mg/kg)

8-week restaging scan demonstrated a 30% decrease in TL SOD (unconfirmed PR); PR (45% decrease) confirmed on subsequent scan with normalized tumor biomarkers

Patient ongoing in Cycle 4 of therapy

Only related AEs were headache and intermittent arthralgias


Baseline CT
76.70 mm
8-week restaging CT
54.88 mm

Abbreviations: MSS-microsatellite stable; TMB-tumor mutational burden; BOR-best overall response; PD-progressive disease; SOC-standard of care; SOD-sum of diameters; PR-partial response; AE-adverse event

Preliminary clinical data as of December 2, 2025.

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Addressing IO Resistance with Novel WTX-330 & WTX-124 Combination Therapy

In preclinical study, mWTX-330 pretreatment sensitized EMT-6 tumors to WTX-124

Vehicle | WTX-124 | mWTX-330 | mWTX-330 Day 1 + WTX-124 Days 8, 11


DAPI CD8
Vehicle
WTX-124
WTX-330 (d1)
WTX-330 (d1) + WTX-124 (d8, d11)
Tumor Volume (mm³)
Study Days
3000
2000
1000
0
0
5
10
15
20
25

% TGI	0	0	20	80

<u>Hypothesis</u>: WTX-330 enhances adaptive antitumor immune recognition and activation in immunotherapy resistant cancers that is then amplified by WTX-124 ("induction → amplification" strategy)

<u>Clinical translation</u>: A potential development path with a strategic partner could evaluate sequenced combination of WTX-330 and WTX-124 in ICI-resistant GI cancers

LePrevost,J., Morris, K., et al. J Immunother Cancer 2025;13(Suppl 2):A1 –A1534

Abbreviations: TGI-tumor growth inhibition; ICI-immune checkpoint inhibitor; GI-gastrointestinal

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INDUCER Molecules Inducible T Cell Engagers 28 28 | | © ©2025 WER 2025 WERE EWOLF WOLF THER THERA AP PEUTICS EUTICS

INDUCER Molecules: Next Generation Conditionally Activated T Cell Engagers

Proprietary masking technology and clinically validated pan-cancer linker to improve therapeutic index



Anti-CD3 mask
Anti-CD3
Tumor protease cleavable linkers
Tumor antigen binding domain
Anti-HSA for half-life extension
Tumor targeting mask
T cell
Tumor

INDUCER Molecules Differentiating Features

- ✓ **Proprietary and optimized anti-CD3 masking technology** to reduce off-tumor toxicity
- ✓ **Novel pan-cancer linker** acts as tumor-specific switch, enabling precise unmasking in the TME
- ✓ **Novel anti-CD3 Antibody** optimized for developability
- ✓ Tumor-associated **antigen binding domain** selected for optimal immune cell engagement
- ✓ **Proprietary and optimized targeting mask** utilized for tumor targets with extensive expression in normal tissues: improved exposure
- ✓ Proprietary **anti-HSA** for half-life extension and increased tumor exposure

Abbreviation: TME-tumor microenvironment

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INDUCER Masking Designs Based on Target Selectivity Enhance Exposure and Tolerability in Preclinical Studies Robust, Reversible Masking Improved Plasma Exposure Reduction in CRS 80 600 60 400 40 200 20 0 0 -4 -2 0 2 4 Log (nM) Anti-CD3 Masked 1x Unmasked Control WTX-1011: Intact INDUCER Molecule 10x WTX-1011 WTX-1011: Protease Cleaved (more tumor selective) T = 4 hours Unmasked Control Anti-CD3/TAA Masked INDUCER Molecule (less tumor selective) T = 8 hours Abbreviations: CRS-cytokine release syndrome; TCE-T cell engager 30 | ©2025 WEREWOLF THERAPEUTICS % Killing % Killing TCE (pg/mL) IL-6 (pg/mL) IL-6 (pg/mL)

INDUCER Molecules Selectively Target Active TCE Exposure to the Tumor Microenvironment

INDUCER PK: Selective Unmasking in Tumor



Systemic Exposure
TCE (pg/mL)
Elapsed Time (h)
Total INDUCER Molecule
Activated Molecule
AUC Free/Total: 0.6%
LLOQ
AUC Tumor/Plasma: 7.5%
Intratumoral Exposure
AUC Free/Total: 16.6%

Systemic and tumor exposure of total and activated INDUCER molecules in HT1376 NSG tumor model after a single IV infusion

Antitumor Efficacy of αCD3+αTAA Masked INDUCER Molecule in a Humanized CDX Model



Tumor Volume (mm3)
Days Post Dosing
Vehicle
1x Unmasked Control
3x αCD3+αTAA Masked INDUCER Molecule

Efficacy of unmasked control and anti-CD3+anti-TAA masked INDUCER molecule in the human T cell engrafted NSG mice OVCAR-3 CDX tumor model

Abbreviations: AUC-area under the curve; NSG-NOD scid gamma; IV-intravenous; CDX-cell line-derived xenograft; TCE-T cell engager

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WTX-1011: STEAP1 INDUCER Molecule for Prostate Cancer Background and Rationale STEAP1 INDUCER Molecule • STEAP1 is overexpressed in prostate tumors with limited expression in normal tissues • Clinically validated prostate cancer target with potential in other indications STEAP1 is Overexpressed in Prostate Cancer The Opportunity • INDUCER design offers potential to achieve increased tumor exposure and antitumor activity with an improved safety profile • Development program anticipated in advanced, relapsed/refractory STEAP1-expressing cancers including CRPC Program Status • Cell line development initiated and IND-enabling studies ongoing • IND targeted for mid-2027 Abbreviations: IND-investigational new drug application; CRPC-castration-resistant prostate cancer 32 | ©2025 WEREWOLF THERAPEUTICS STEAP1 Gene Expression

WTX-1011: Unmasked by Human Prostate Tumors and Demonstrated Antitumor Activity in Preclinical Studies

In Vitro Cell Killing Assay



% Killing
Log (nM)
WTX-1011: Intact
WTX-1011: Protease Cleaved
Unmasked Control

T cell-dependent cellular cytotoxicity with STEAP1-HEK293 cells

In Vitro Activation of WTX-1011 by Dissociated Tumors



% Activation
Human tumors, n=9
PDX tumor, n=8
LNCaP tumor, n=4
Human
PDX
LNCaP

WTX-1011 activation by dissociated human prostate tumors, patient derived xenograft (PDX) prostate tumors, and LNCaP cell-line derived xenograft (CDX) tumors

Expression of STEAP1 on Prostate CDX and PDX Tumors



LNCaP CDX
Prostate PDX
100µm
100µm
DAPI
STEAP1

A FFPE PDX prostate tumor or LNCaP CDX tumors were stained with an anti-human STEAP1 antibody and imaged using the Lunaphore COMET IF Imaging system

In Vivo Efficacy of WTX-1011 in LNCaP CDX Tumor Model



Vehicle
1X Unmasked Control
10X WTX-1011
Tumor Volume (mm³)
Days After Dosing

Efficacy of unmasked control and WTX-1011 in the human T cell engrafted NSG mice LNCaP CDX tumor model

- Anti-CD3 mask provided complete and reversible silencing
- WTX-1011 was broadly unmasked by human prostate tumor specimens and prostate PDX and CDX tumors
- WTX-1011 controlled tumor growth in the LNCaP CDX tumor model

Abbreviations: PDX-patient-derived xenograft; CDX-cell line-derived xenograft; FFPE-formalin-fixed paraffin-embedded

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WTX-1011: Favorable PK, Limited Peripheral Activation, and Negligible Cytokine Release in NHP

PK of WTX-1011 in NHP



Plasma TCE Concentration (ng/mL)
5000
4000
3000
2000
1000
0
WTX-1011
Activated WTX-1011
AUC0-168h Processed/ Intact: 0.62%
0 24 48 72 96 120 144 168
Elapsed Time (hr)

Plasma levels of WTX-1011 and activated INDUCER molecule after IV administration of WTX-1011 in NHP

Cytokine Release in NHP



600
400
200
0
IL-6 (pg/mL)
1x Unmasked Control
10x WTX-1011

Plasma IL-6 levels 4 hours after IV administration of non-masked STEAP1 INDUCER molecule or 10x greater dose of WTX-1011

- WTX-1011 showed beneficial exposure in cynomolgus monkeys with a half–life close to 100 hours
- WTX-1011 was stable in the periphery, with less than 0.7% of active INDUCER detected
- Low levels of WTX-1011 cytokine production compared to a 10-fold lower dose of unmasked STEAP1 targeted TCE

Abbreviations: PK-pharmacokinetics; NHP-non-human primate; IV-intravenous; AUC-area under the curve; TCE-T cell engager

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Trispecific INDUCER Molecules for Prostate Cancer Background and Rationale • Targeting multiple tumor antigens may overcome intra- and interpatient TAA heterogeneity to provide improved efficacy • STEAP1, PSMA, and KLK2 are selectively overexpressed and exhibit heterogeneous expression in prostate cancer • INDUCER designs demonstrated efficient, reversible masking and tumor cell cytotoxicity on antigen-expressing cell lines Intra- and Interpatient Heterogeneity of STEAP1 x KLK2 x CD3 STEAP1 x PSMA x CD3 Prostate Cancer TAA Expression VCaP Cytotoxicity LNCaP Cytotoxicity Tumor 1 Tumor 2 Tumor 3 2000000 2500000 2000000 1500000 1500000 1000000 1000000 500000 500000 0 0 -4 -2 0 2 4 -4 -2 0 2 4 Log (nM) Log (nM) Intact αCD3 masked Intact αCD3 masked KLK2 STEAP1 PSMA Cleaved αCD3 masked Unmasked STEAP1+ STEAP1+ PSMA+ PSMA+ STEAP1+ KLK2+ and/or and/or and/or Design optimization of lead trispecific PSMA+ KLK2+ KLK2+ INDUCER molecules is ongoing % Positive Tumors* 53% 59% 71% 76% 94% 100% *Positive = >50% of cells express TAA(s), normalized by cells that express any TAA, N = 17 tumors Abbreviations: TAA-tumor associated antigen; RLU-relative luminescence units 35 | ©2025 WEREWOLF THERAPEUTICS RLU

WTX-2022: CDH6 INDUCER Molecule for Kidney and Ovarian Cancer Background and Rationale CDH6 INDUCER Molecule • CDH6 is overexpressed in renal and ovarian cancer with lower expression in normal kidney, brain, and gallbladder • Clinical validation established in ovarian cancer CDH6 is Overexpressed in Kidney and Ovarian Cancer The Opportunity • INDUCER design offers opportunity to achieve optimal tumor exposure and reduced risk of off-tumor systemic toxicity • Development program anticipated in ovarian cancer with additional opportunities in kidney cancer Program Status • Cell line development initiated and IND-enabling studies ongoing • IND targeted for mid-2027 Abbreviation: IND-investigational new drug 36 | ©2025 WEREWOLF THERAPEUTICS CDH6 Gene Expression

WTX-2022: Masking αCD3 and αCDH6 for Optimal Tumor Exposure Highly Effective, Reversible Anti-CDH6 Mask Prevented Binding to CDH6+ Cells WTX-2022 Was Unmasked by anti-CD3/CDH6 Masking Human Ovarian Tumors 100 80 60 40 20 0 Functional readout of INDUCER T cell-dependent cellular cytotoxicity with CDH6-HEK293 cells Binding of INDUCER molecules to OVCAR-3 cells molecule activation by dissociated human ovarian tumors •αCD3 INDUCER masking alone prevented activity but αCDH6 mask added to mitigate anticipated target mediated drug disposition (TMDD) in healthy tissues • Masking is reversible, and WTX-2022 is activated by human ovarian tumors Abbreviation: TCE-T cell engager 37 | ©2025 WEREWOLF THERAPEUTICS % Killing + % TCE

CDH6 INDUCER Molecules Demonstrated Tolerable Antitumor Efficacy



In Vivo Efficacy of CDH6 INDUCER in OVCAR-3 Tumor Model
Tumor Volume (mm³)
140
120
100
80
60
40
0
10
20
30
Days After Dosing
CDH6 INDUCER Masking Prevents Off-tumor Toxicity
% Weight Change
20
10
0
-10
-20
0
10
20
30
Days After Dosing
Vehicle
10 µg Unmasked Control
100 µg αCD3/αCDH6 Masked INDUCER



Unmasked Control
CDH6 INDUCER
Jaundice and rough coat
Normal appearance
Inflamed gallbladder
Non-inflamed gallbladder

- Anti-CD3/CDH6 masked INDUCER demonstrated potent antitumor activity
- Unmasked CDH6-targeted TCE is toxic, and masked INDUCER completely prevented toxicity

Abbreviation: TCE-T cell engager

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WTX-2022: Masking Prevented Cytokine Release and Improved Exposure in Cynomolgus Monkeys Differentiated Exposure of Masked Cytokine Release in NHP INDUCER Molecule vs Unmasked Control 10000 150 1x Unmasked Control 10x WTX-2022 100 5000 50 LLOQ 0 0 0 204060 020 40 60 Pre-Dose Pre-Dose Hours Post Dose Hours Post Dose Unmasked CDH6 control TCE (with half-life extension) and WTX-2022 INDUCER Plasma cytokine levels of IL-6 and IFNγ after IV administration of unmasked CDH6 TCE plasma levels after IV administration. WTX-2022 dosed 10x higher than control molecule or 10x greater dose of WTX-2022. unmasked control. Activated INDUCER exposure was below LLOQ. WTX-2022 showed sustained plasma exposure in cynomolgus monkeys (T ~50 hours), reduced TMDD, no detectable 1/2 activated INDUCER molecule, and no cytokine release even when dosed 10X higher than unmasked TCE molecule Abbreviations: IFNγ-interferon gamma; IV-intravenous; LLOQ-lower limit of quantitation; NHP-non-human primate; TCE-T cell engager; TMDD-target mediated drug disposition 39 | ©2025 WEREWOLF THERAPEUTICS Plasma Concentration (pg/mL) IL-6 (pg/mL) IFN (pg/mL)

Opportunity to Combine INDUCER T Cell Engager Therapy with INDUKINE Molecules IL-2 Expands CD8 Effector T Cells and Promotes TCEs Upregulate CD25 Effector Molecule Expression in Cell Killing Assay + Total CD8+ T Cells 5 2.5×10 13.2x 5 2×10 ** 5 1.5×10 GZMB, IFNγ, 5 1×10 • IL-2 (WTX-124) expands the and TNF 4 5×10 population of intratumoral effector T 0 cells and primes them to be more Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596 effective killers • TCEs upregulate CD25 on CD8+ T cells, IL-2 INDUKINE Molecule Improves the Activity of a T Cell Engager in the A431 CDX Model providing a feed forward loop for IL-2 • Combination with IL-2 INDUKINE molecule enhances the activity of a T cell engager in a mouse model • Other INDUKINE molecules (e.g., IL- 21, IL-18 and IL-12) are also interesting opportunities for combination Abbreviations: CDX-cell line-derived xenograft; TCE-T cell engager 40 | ©2025 WEREWOLF THERAPEUTICS Vehicle WTX-124 Non Cleavable TCE Unmasked INDUCER 3 Tumor Volume (mm ) CD8+ T Cell % CD25+

INDUCER Molecules: Raising the Bar for T Cell Engagers

Key Takeaways

- ✓ **Addressing Key Challenges:** engineered to overcome the limitations of current T-cell engager therapies, including on-target/off-tumor toxicity and dose-limiting Cytokine Release Syndrome (CRS)
- ✓ **Breakthrough Masking Technology:** innovative, reversible masking strategy designed to ensure precise control of INDUCER molecules to minimize adverse effects
- ✓ **De-risked Development for INDUCER molecules:** incorporates clinically validated linker
- ✓ **Preclinical Success:** demonstrated efficient tumor activation with complete absence of CRS
- ✓ **Scalable and Versatile:** broadly applicable platform supports targets with broad normal tissue expression as well as trispecific targeting
- ✓ **Advancing Pipeline:**
  - Two INDs targeted for mid-2027
  - Robust pipeline of INDUCER molecules that address a range of malignancies with high unmet medical need
  - Strong rationale to combine INDUCER molecules with WTX-124

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Werewolf THERAPEUTICS